                                  THIRD AMENDMENT TO
                        AMENDED AND RESTATED CREDIT AGREEMENT


     THIS THIRD AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT (this "Third Amendment"), dated as of March 12, 1999, is entered into among PILLOWTEX CORPORATION, a Texas corporation (the "Borrower"), the institutions listed on the signature pages hereof that are parties to the Credit Agreement defined below (collectively, the "Lenders"), and NATIONSBANK, N.A. (successor by merger to NationsBank of Texas, N.A.), as Administrative Agent (in said capacity, the "Administrative Agent").


                                      BACKGROUND

     1. The Borrower, the Lenders and the Administrative Agent are parties to that certain Amended and Restated Credit Agreement, dated as of December 19, 1997, amended by a First Amendment to Amended and Restated Credit Agreement, dated as of June 19, 1998, and a Second Amendment to Amended and Restated Credit Agreement, dated as of July 28, 1998 (the "Credit Agreement"; the terms defined in the Credit Agreement and not otherwise defined herein shall be used herein as defined in the Credit Agreement).

     2. The Borrower, the Lenders and the Administrative Agent desire to make certain amendments to the Credit Agreement.

     NOW, THEREFORE, in consideration of the covenants, conditions and agreements hereinafter set forth, and for other good and valuable consideration, the receipt and adequacy of which are all hereby acknowledged, the Borrower, the Lenders and the Administrative Agent covenant and agree as follows:

     1. AMENDMENTS TO CREDIT AGREEMENT.

     (1) The definition of "Fieldcrest Cannon Subordinated Debenture Reserve" is hereby amended to read as follows:

         "'Fieldcrest Cannon Subordinated Debenture Reserve' means an amount equal to 50% of the aggregate amount of cash consideration that may be requested, at any time of determination, by the holders of Fieldcrest Cannon Subordinated Debentures in respect of a conversion thereof."

     (2) The Notice of Borrowing is hereby amended to be in the form of Exhibit G attached to this Third Amendment.

     (3) The Notice of Continuation/Conversion is hereby amended to be in the form of Exhibit K attached to this Third Amendment.

     2. REPRESENTATIONS AND WARRANTIES TRUE; NO EVENT OF DEFAULT.
By its execution and delivery hereof, the Borrower represents and warrants that, as of the date hereof and after giving effect to the amendments contemplated by the foregoing Section 1:

     (1) the representations and warranties contained in the Credit Agreement and the other Loan Documents are true and correct on and as of the date hereof as made on and as of such date;

     (2) no event has occurred and is continuing which constitutes a Default or an Event of Default;

     (3) the Borrower has full power and authority to execute and deliver this Third Amendment, and this Third Amendment constitutes the legal, valid and binding obligations of the Borrower, enforceable in accordance with their respective terms, except as enforceability may be limited by applicable Debtor Relief Laws and by general principles of equity (regardless of whether enforcement is sought in a proceeding in equity or at law) and except as rights to indemnity may be limited by federal or state securities laws;

     (4) neither the execution, delivery and performance of this Third Amendment nor the consummation of any transactions contemplated herein will conflict with any Law, the articles of incorporation, bylaws or other governance document of the Borrower or any of its Subsidiaries, or any indenture, agreement or other instrument to which the Borrower or any of its Subsidiaries or any of their respective property is subject; and

     (5) no authorization, approval, consent, or other action by, notice to, or filing with, any governmental authority or other Person (including the Board of Directors of the Borrower or any Guarantor), is required for the execution, delivery or performance by the Borrower of this Third Amendment or the acknowledgment of this Third Amendment by any Guarantor.

     3. CONDITIONS OF EFFECTIVENESS. This Third Amendment shall be effective as of March 12, 1999, subject to the following:

     (1) the Administrative Agent shall receive counterparts of this Third Amendment executed and/or consented to by the Required Lenders (as defined in the Intercreditor Agreement);

     (2) the Administrative Agent shall receive counterparts of this Third Amendment executed by the Borrower and acknowledged by each Guarantor; and

     (3) the Administrative Agent shall receive, in form and substance satisfactory to the Administrative Agent and its counsel, such other documents, certificates and instruments as the Administrative Agent shall reasonably require.

     4. GUARANTOR ACKNOWLEDGMENT.  By signing below, each of the Guarantors
(i) acknowledges, consents and agrees to the execution and delivery of this Third Amendment, (ii) acknowledges and agrees that its obligations in respect of its Subsidiary Guaranty are not released, diminished, waived, modified, impaired or affected in any manner by this Third Amendment or any of the provisions contemplated herein, (iii) ratifies and confirms its obligations under its Subsidiary Guaranty, and (iv) acknowledges and agrees that it has no claims or offsets against, or defenses or counterclaims to, its Subsidiary Guaranty as a result of this Third Amendment.

     5. REFERENCE TO THE CREDIT AGREEMENT.

     (1) Upon the effectiveness of this Third Amendment, each reference in the Credit Agreement to "this Agreement", "hereunder", or words of like import shall mean and be a reference to the Credit Agreement, as amended by this Third Amendment.

     (2) The Credit Agreement, as amended by this Third Amendment, and all other Loan Documents shall remain in full force and effect and are hereby ratified and confirmed.

     6. COSTS, EXPENSES AND TAXES. The Borrower agrees to pay on demand all reasonable costs and expenses of the Administrative Agent in connection with the preparation, reproduction, execution and delivery of this Third Amendment and the other instruments and documents to be delivered hereunder (including the reasonable fees and out-of-pocket expenses of counsel for the Administrative Agent with respect thereto and with respect to advising the Administrative Agent as to its rights and responsibilities under the Credit Agreement, as amended by this Third Amendment).

     7. EXECUTION IN COUNTERPARTS.  This Third Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each which when so executed and delivered shall be deemed to be an original and all of which taken together shall constitute but one and the same instrument.

     8. GOVERNING LAW: BINDING EFFECT. This Third Amendment shall be governed by and construed in accordance with the laws of the State of Texas and shall be binding upon the Borrower and each Lender and their respective successors and assigns.

     9. HEADINGS. Section headings in this Third Amendment are included herein for convenience of reference only and shall not constitute a part of this Third Amendment for any other purpose.

     10. ENTIRE AGREEMENT. THE CREDIT AGREEMENT, AS AMENDED BY THIS THIRD AMENDMENT, AND THE OTHER LOAN DOCUMENTS REPRESENT THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS,

OR SUBSEQUENT ORAL AGREEMENTS BETWEEN THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.


                      REMAINDER OF PAGE LEFT INTENTIONALLY BLANK

     IN WITNESS WHEREOF, the parties hereto have executed this Third Amendment as the date first above written.


                                   PILLOWTEX CORPORATION



                                   By:
                                      --------------------
                                      Name:
                                      Title:



                                   NATIONSBANK, N.A. (successor by merger to NationsBank of Texas, N.A.), as Administrative Agent and as a Lender, Swing Line Bank and Issuing Bank



                                   By:
                                      --------------------
                                      Suzanne B. Smith
                                      Vice President



                                   BANK OF AMERICA NT&SA



                                   By:
                                      --------------------
                                      Name:
                                      Title:



                                   THE BANK OF NOVA SCOTIA
                                   ATLANTA AGENCY



                                   By:
                                      --------------------
                                      Name:
                                      Title:



                                   THE FIRST NATIONAL BANK OF CHICAGO



                                   By:
                                      --------------------
                                      Name:
                                      Title:

                                   COMERICA BANK



                                   By:
                                      --------------------
                                      Name:
                                      Title:




                                   CREDIT LYONNAIS NEW YORK BRANCH



                                   By:
                                      --------------------
                                      Name:
                                      Title:



                                   WELLS FARGO BANK (TEXAS), NATIONAL
                                   ASSOCIATION



                                   By:
                                      --------------------
                                      Name:
                                      Title:



                                   THE BANK OF TOKYO-MITSUBISHI, LTD.



                                   By:
                                      --------------------
                                      Name:
                                      Title:



                                   BANK ONE, TEXAS, N.A.



                                   By:
                                      --------------------
                                      Name:
                                      Title:


                                   BANKBOSTON, N.A.



                                   By:
                                      --------------------
                                      Name:
                                      Title:

                                   BHF-BANK AKTIENGESELLSCHAFT



                                   By:
                                      --------------------
                                      Name:
                                      Title:



                                   By:
                                      --------------------
                                      Name:
                                      Title:



                                   FIRST UNION NATIONAL BANK



                                   By:
                                      --------------------
                                      Name:
                                      Title:



                                   GENERAL ELECTRIC CAPITAL CORPORATION



                                   By:
                                      --------------------
                                      Name:
                                      Title:



                                   COOPERATIEVE CENTRALE RAIFFEISEN-
                                   BOERENLEENBANK B.A., "RABOBANK
                                   NEDERLAND", NEW YORK BRANCH



                                   By:
                                      --------------------
                                      Name:
                                      Title:



                                   By:
                                      --------------------
                                      Name:
                                      Title:

                                   SOCIETE GENERALE, SOUTHWEST AGENCY



                                   By:
                                      --------------------
                                      Name:
                                      Title:



                                   By:
                                      --------------------
                                      Name:
                                      Title:



                                   THE BANK OF NEW YORK



                                   By:
                                      --------------------
                                      Name:
                                      Title:



                                   COMPAGNIE FINANCIERE DE CIC ET DE
                                   L'UNION EUROPEENNE



                                   By:
                                      --------------------
                                      Name:
                                      Title:



                                   By:
                                      --------------------
                                      Name:
                                      Title:




                                   BANK AUSTRIA CREDITANSTALT
                                   CORPORATE FINANCE, INC.



                                   By:
                                      --------------------
                                      Name:
                                      Title:


                                   By:
                                      --------------------
                                      Name:
                                      Title:

                                   FLEET BANK, N.A.



                                   By:
                                      --------------------
                                      David R. Dubinsky
                                      Senior Vice President



                                   THE FUJI BANK, LTD. - HOUSTON AGENCY



                                   By:
                                      --------------------
                                      Name:
                                      Title:



                                   NATIONAL BANK OF CANADA



                                   By:
                                      --------------------
                                      Name:
                                      Title:



                                   By:
                                      --------------------
                                      Name:
                                      Title:



                                   NATIONAL CITY BANK OF KENTUCKY



                                   By:
                                      --------------------
                                      Don R. Pullen
                                      Vice President



                                   THE PRUDENTIAL INSURANCE COMPANY OF
                                   AMERICA



                                   By:
                                      --------------------
                                      Name:
                                      Title:

                                   BANK POLSKA KASA OPIEKI, S.A. - PEKAO
                                   S.A. GROUP, NEW YORK BRANCH



                                   By:
                                      --------------------
                                      Name:
                                      Title:



                                   GUARANTY FEDERAL BANK, F.S.B.



                                   By:
                                      --------------------
                                      Name:
                                      Title:



                                   CONSENTED TO BY:
                                   BANKERS TRUST COMPANY



                                   By:
                                      --------------------
                                      Name:
                                      Title:



                                   MORGAN STANLEY DEAN WITTER
                                   PRIME INCOME TRUST



                                   By:
                                      --------------------
                                      Name:
                                      Title:


                                   SENIOR DEBT PORTFOLIO



                                   By:
                                      --------------------
                                      Name:
                                      Title:


                                   AERIES FINANCE LTD.



                                   By:
                                      --------------------
                                      Name:
                                      Title:

                                   CRESCENT/MACH I PARTNERS, L.P.



                                   By:
                                      --------------------
                                      Name:
                                      Title:



                                   DEEP ROCK & COMPANY



                                   By:
                                      --------------------
                                      Name:
                                      Title:



                                   KZH-CRESCENT LLC



                                   By:
                                      --------------------
                                      Name:
                                      Title:



                                   CYPRESSTREE INVESTMENT PARTNERS I, LTD.,



                                   By:
                                      --------------------
                                      CypressTree Investment Management
                                      Company, Inc., as Portfolio Manager



                                   By:
                                      --------------------
                                      Name:
                                      Title:



                                   VAN KAMPEN CLO I, LIMITED

                                   By:
                                      --------------------
                                      VAN KAMPEN MANAGEMENT, INC.,
                                      as Collateral Manager



                                   By:
                                      --------------------
                                      Name:
                                      Title:

                                   BALANCED HIGH-YIELD FUND I LTD.

                                   By:
                                      --------------------
                                      BHF-BANK AKTIENGESELLSCHAFT,
                                      acting through its New York Branch as
                                      attorney-in-fact



                                   By:
                                      --------------------
                                      Name:
                                      Title:



                                   By:
                                      --------------------
                                      Name:
                                      Title:




                                   INDOSUEZ CAPITAL FUNDING IV, L.P.

                                   By:
                                      --------------------
                                      INDOSUEZ CAPITAL LUXEMBOURG,
                                      as Collateral Manager



                                   By:
                                      --------------------
                                      Name:
                                      Title:





                                   VAN KAMPEN SENIOR INCOME TRUST



                                   By:
                                      --------------------
                                      Name:
                                      Title:

                                   INDOSUEZ CAPITAL FUNDING IIA, LIMITED

                                   By:
                                      --------------------
                                      Indosuez Capital Luxembourg, as
                                      Collateral Manager



                                   By:
                                      --------------------
                                      Name:
                                      Title:




                                   CYPRESSTREE INSTITUTIONAL FUND, LLC

                                   By:
                                      --------------------
                                      CypressTree Investment Management
                                      Company, Inc., its Managing Member



                                   By:
                                      --------------------
                                      Name:
                                      Title:




                                   CYPRESSTREE INVESTMENT FUND, LLC

                                   By:
                                      --------------------
                                      CypressTree Investment Management
                                      Company, Inc., its Managing Member



                                   By:
                                      --------------------
                                      Name:
                                      Title:




                                   KZH-CYPRESSTREE-1 LLC



                                   By:
                                      --------------------
                                      Name:
                                      Title:

                                   OXFORD STRATEGIC INCOME FUND

                                   By:
                                      --------------------
                                      Eaton Vance Management, as
                                      Investment Advisor



                                   By:
                                      --------------------
                                      Name:
                                      Title:



                                   VAN KAMPEN CLO II, LIMITED

                                   By:
                                      --------------------
                                      Van Kampen Management, Inc.,
                                      as Collateral Manager



                                   By:
                                      --------------------
                                      Name:
                                      Title:



                                   CAPTIVA FINANCE, LTD.



                                   By:
                                      --------------------
                                      Name:
                                      Title:



                                   CAPTIVA II FINANCE, LTD.



                                   By:
                                      --------------------
                                      Name:
                                      Title:




                                   MOUNTAIN CLO TRUST



                                   By:
                                      --------------------
                                      Name:
                                      Title:

                                   CIBC, INC.



                                   By:
                                      --------------------
                                      Name:
                                      Title:




                                   BALANCED HIGH-YIELD FUND II LTD.

                                   By:
                                      --------------------
                                      BHF-Bank Aktiengesellschaft, acting
                                      through its New York Branch, as
                                      attorney-in-fact



                                   By:
                                      --------------------
                                      Name:
                                      Title:




                                   By:
                                      --------------------
                                      Name:
                                      Title:



                                   KZH CRESCENT-3 LLC



                                   By:
                                      --------------------
                                      Name:
                                      Title:


                                   FREMONT FINANCIAL CORPORATION


                                   By:
                                      --------------------
                                      Name:
                                      Title:

                                  THE DAI-ICHI KANGYO BANK
                                   LIMITED, NEW YORK BRANCH


                                   By:
                                      --------------------
                                      Name:
                                      Title:


                                   TCW LEVERAGED INCOME TRUST, L.P.

                                   By:
                                      --------------------
                                      TCW ADVISERS (BERMUDA), LTD.,



                                   By:
                                      --------------------
                                      Name:
                                      Title:


                                   By:
                                      --------------------
                                      TCW INVESTMENT MANAGEMENT
                                      COMPANY, as Investment Manager



                                   By:
                                      --------------------
                                      Name:
                                      Title:


                                   PROVIDENT CBO I, LIMITED

                                   By:
                                      --------------------
                                      Provident Investment Management, LLC



                                   By:
                                      --------------------
                                      Name:
                                      Title:

ACKNOWLEDGED AND AGREED:

PILLOWTEX, INC.
PTEX HOLDING COMPANY
PILLOWTEX MANAGEMENT SERVICES COMPANY
BEACON MANUFACTURING COMPANY
MANETTA HOME FASHIONS, INC.
TENNESSEE WOOLEN MILLS
FIELDCREST CANNON, INC.
CRESTFIELD COTTON COMPANY
ENCEE, INC.
FCC CANADA, INC.
FIELDCREST CANNON FINANCING, INC.
FIELDCREST CANNON LICENSING, INC.
FIELDCREST CANNON INTERNATIONAL, INC.
FIELDCREST CANNON SURE FIT, INC.
FIELDCREST CANNON TRANSPORTATION, INC.
ST. MARYS, INC.
AMOSKEAG COMPANY
AMOSKEAG MANAGEMENT CORPORATION
DOWNEAST SECURITIES CORPORATION
BANGOR INVESTMENT COMPANY
MOORE'S FALLS CORPORATION
THE LESHNER CORPORATION
LESHNER OF CALIFORNIA, INC.
OPELIKA INDUSTRIES, INC.



By:
   --------------------
   Name:
   Title: